UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	May 4, 2012

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

During the quarter ended March 31, 2012, the Procter & Gamble Company (the “Company”) began presenting its Snacks business as a discontinued operation.  During the quarter ended December 31, 2011, the Company changed its segment reporting structure and presentation of the Consolidated Statement of Earnings.  This Form 8-K provides pro forma historical Consolidated Statements of Earnings and segment results for the three months ended September 30, 2011, December 31, 2011, and June 30, 2011, as well as for the twelve months ended June 30, 2011.  This information in no way revises or restates the Consolidated Statement of Earnings, Consolidated Balance Sheet, Consolidated Statement of Shareholder’s Equity or Consolidated Statements of Cash Flows for the Company and consolidated subsidiaries for any period.

Presentation of the Snacks Business as Discontinued Operations
Effective during the quarter ended March 31, 2012, we reported the Snacks business as discontinued operations due to the agreement that was announced in February 2012 to divest the Snacks business to The Kellogg Company.  Therefore, Snacks sales and earnings are no longer included in the results of the continuing operations of the Company.  The transaction is expected to close by the end of the current fiscal year, subject to necessary regulatory approvals.  Additionally, as a result of this change the Pet Care business is now included in the Fabric Care and Home Care segment effective in the January – March 2012 quarter.

Fiscal Year 2012 Changes to Global Business Unit (GBU) Structure
Effective during the quarter ended December 31, 2011, we implemented a number of changes to our organization structure within the Beauty & Grooming GBU, which resulted in changes to the components of the Beauty reportable segment and Grooming reportable segment.  These two segments transitioned from consumer-oriented to product-oriented segment breakouts.  As a result, female blades and razors transitioned from the Beauty reporting segment to the Grooming reporting segment, while male personal care products such as Old Spice and Gillette, moved from the Grooming reporting segment to the Beauty reporting segment.

Presentation of the Consolidated Statements of Earnings
Effective during the quarter ended December 31, 2011, we elected to revise our Consolidated Statements of Earnings to present separately the expense for net earnings attributable to noncontrolling interests. As previously disclosed, this expense has not historically been presented separately in the Consolidated Statements of Earnings due to immateriality, but has been reflected within other non-operating income/(expense). The historical Consolidated Statements of Earnings have been revised to conform to the new presentation.

This document provides pro forma historical segment and consolidated earnings information reflecting these changes for the three months ended September 30, 2011, December 31, 2011, and June 30, 2011, as well as for the twelve months ended June 30, 2011.

	THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
	(Amounts in Millions)
	Segment Earnings Information

	Three Months Ended September 30, 2011
	Previously reported			Pro forma
	Net Sales	Earnings Before Income Taxes	Net Earnings From Continuing Operations	Net Sales	Earnings Before Income Taxes	Net Earnings From Continuing Operations

Beauty	$ 5,315	$ 928	$ 683	$ 5,315	$ 928	$ 683

Grooming	2,168	639	486	2,168	639	486

Health Care	3,291	800	542	3,291	800	542

Snacks and Pet Care	776	90	62	N/A	N/A	N/A

Fabric Care and Home Care	6,681	1,263	805	7,071	1,282	818

Baby Care and Family Care	4,079	792	494	4,079	792	494

Corporate	(393)	(417)	(48)	(394)	(397)	(24)
Total Company	$ 21,917	$ 4,095	$ 3,024	$ 21,530	$ 4,044	$ 2,999

	THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
	(Amounts in Millions)
	Segment Earnings Information

	Three Months Ended December 31, 2011
	Previously reported			Pro forma
	Net Sales	Earnings Before Income Taxes	Net Earnings Attributable to Procter & Gamble	Net Sales	Earnings Before Income Taxes	Net Earnings From Continuing Operations

Beauty	$ 5,353	$ 1,014	$ 802	$ 5,353	$ 1,014	$ 802

Grooming	2,202	692	517	2,202	692	517

Health Care	3,183	784	537	3,183	784	537

Snacks and Pet Care	824	95	61	N/A	N/A	N/A

Fabric Care and Home Care	6,605	1,151	717	7,037	1,200	746

Baby Care and Family Care	4,162	816	516	4,162	816	516

Corporate	(194)	(1,844)	(1,460)	(193)	(1,857)	(1,446)
Total Company	$ 22,135	$ 2,708	$ 1,690	$ 21,744	$ 2,649	$ 1,672

	THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
	(Amounts in Millions)
	Segment Earnings Information

	Three Months Ended June 30, 2011
	Previously reported			Pro forma
	Net Sales	Earnings Before Income Taxes	Net Earnings From Continuing Operations	Net Sales	Earnings Before Income Taxes	Net Earnings From Continuing Operations

Beauty	$ 5,068	$ 623	$ 414	$ 4,982	$ 579	$ 381

Grooming	2,056	500	372	2,142	544	405

Health Care	2,949	542	343	2,949	542	343

Snacks and Pet Care	850	92	59	N/A	N/A	N/A

Fabric Care and Home Care	6,144	937	560	6,585	961	576

Baby Care and Family Care	4,056	798	478	4,056	798	478

Corporate	(263)	(287)	284	(263)	(295)	285
Total Company	$ 20,860	$ 3,205	$ 2,510	$ 20,451	$ 3,129	$ 2,468

	THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
	(Amounts in Millions)
	Segment Earnings Information

	Twelve Months Ended June 30, 2011
	Previously reported			Pro forma
	Net Sales	Earnings Before Income Taxes	Net Earnings From Continuing Operations	Net Sales	Earnings Before Income Taxes	Net Earnings From Continuing Operations

Beauty	$ 19,937	$ 3,415	$ 2,542	$ 19,937	$ 3,415	$ 2,542

Grooming	8,245	2,375	1,775	8,245	2,375	1,775

Health Care	12,033	2,720	1,796	12,033	2,720	1,796

Snacks and Pet Care	3,156	356	241	N/A	N/A	N/A

Fabric Care and Home Care	24,837	4,714	3,009	26,536	4,867	3,109

Baby Care and Family Care	15,606	3,181	1,978	15,606	3,181	1,978

Corporate	(1,255)	(1,442)	586	(1,253)	(1,561)	498
Total Company	$ 82,559	$ 15,319	$ 11,927	$ 81,104	$ 14,997	$ 11,698

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information

	Three Months Ended September 30, 2011

	As reported	Pro forma
NET SALES	$21,917	$21,530
COST OF PRODUCTS SOLD	11,061	10,806
SELLING, GENERAL & ADMINISTRATIVE EXPENSE	6,522	6,474
OPERATING INCOME	4,334	4,250
TOTAL INTEREST EXPENSE	207	207
OTHER NON-OPERATING INCOME/(EXPENSE), NET	(32)	1
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	4,095	4,044
INCOME TAXES ON CONTINUING OPERATIONS	1,071	1,045
NET EARNINGS FROM CONTINUING OPERATIONS	3,024	2,999
NET EARNINGS FROM DISCONTINUED OPERATIONS	-	58
NET EARNINGS	3,024	3,057
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	-	33
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	3,024	3,024

EFFECTIVE TAX RATE	26.2%	25.8%

BASIC NET EARNINGS PER COMMON SHARE (1):
EARNINGS FROM CONTINUING OPERATIONS	$1.08	$1.06
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$0.02
BASIC NET EARNINGS PER COMMON SHARE	$1.08	$1.08

DILUTED NET EARNINGS PER COMMON SHARE (1):
EARNINGS FROM CONTINUING OPERATIONS	$1.03	$1.01
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$0.02
DILUTED NET EARNINGS PER COMMON SHARE	$1.03	$1.03

DIVIDENDS PER COMMON SHARE	$0.5250	$0.5250
AVERAGE DILUTED SHARES OUTSTANDING	2,945.8	2,945.8

(1) Basic net earnings per share and diluted net earnings per share are calculated on net earnings attributable to Procter & Gamble

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information

	Three Months Ended December 31, 2011

	As reported	Pro forma
NET SALES	$22,135	$21,744
COST OF PRODUCTS SOLD	11,125	10,851
SELLING, GENERAL & ADMINISTRATIVE EXPENSE	6,717	6,659
GOODWILL & INDEFINITE LIVED INTANGIBLE IMPAIRMENT CHARGES	1,554	1,554
OPERATING INCOME	2,739	2,680
TOTAL INTEREST EXPENSE	201	201
OTHER NON-OPERATING INCOME/(EXPENSE), NET	170	170
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2,708	2,649
INCOME TAXES ON CONTINUING OPERATIONS	995	977
NET EARNINGS FROM CONTINUING OPERATIONS	1,713	1,672
NET EARNINGS FROM DISCONTINUED OPERATIONS	-	41
NET EARNINGS	1,713	1,713
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	23	23
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	1,690	1,690

EFFECTIVE TAX RATE	36.7%	36.9%

BASIC NET EARNINGS PER COMMON SHARE (1):
EARNINGS FROM CONTINUING OPERATIONS	$0.59	$0.58
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$0.01
BASIC NET EARNINGS PER COMMON SHARE	$0.59	$0.59

DILUTED NET EARNINGS PER COMMON SHARE (1):
EARNINGS FROM CONTINUING OPERATIONS	$0.57	$0.56
EARNINGS FROM DISCONTINUED OPERATIONS	-	$0.01
DILUTED NET EARNINGS PER COMMON SHARE	$0.57	$0.57

DIVIDENDS PER COMMON SHARE	$0.5250	$0.5250
AVERAGE DILUTED SHARES OUTSTANDING	2,949.7	2,949.7

(1) Basic net earnings per share and diluted net earnings per share are calculated on net earnings attributable to Procter & Gamble

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information

	Three Months Ended June 30, 2011

	As reported	Pro forma
NET SALES	$20,860	20,451
COST OF PRODUCTS SOLD	10,787	10,532
SELLING, GENERAL & ADMINISTRATIVE EXPENSE	6,788	6,740
OPERATING INCOME	3,285	3,179
TOTAL INTEREST EXPENSE	212	212
OTHER NON-OPERATING INCOME/(EXPENSE), NET	132	162
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,205	3,129
INCOME TAXES ON CONTINUING OPERATIONS	695	661
NET EARNINGS FROM CONTINUING OPERATIONS	2,510	2,468
NET EARNINGS FROM DISCONTINUED OPERATIONS	-	71
NET EARNINGS	2,510	2,539
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	-	29
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	2,510	2,510

EFFECTIVE TAX RATE	21.7%	21.1%

BASIC NET EARNINGS PER COMMON SHARE (1):
EARNINGS FROM CONTINUING OPERATIONS	$0.88	$0.85
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$0.03
BASIC NET EARNINGS PER COMMON SHARE	$0.88	$0.88

DILUTED NET EARNINGS PER COMMON SHARE (1):
EARNINGS FROM CONTINUING OPERATIONS	$0.84	$0.82
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$0.02
DILUTED NET EARNINGS PER COMMON SHARE	$0.84	$0.84

DIVIDENDS PER COMMON SHARE	$0.5250	$0.5250
AVERAGE DILUTED SHARES OUTSTANDING	2,983.6	2,983.6

(1) Basic net earnings per share and diluted net earnings per share are calculated on net earnings attributable to Procter & Gamble

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information

	Twelve Months Ended June 30, 2011

	As reported	Pro forma
NET SALES	$82,559	$81,104
COST OF PRODUCTS SOLD	40,768	39,859
SELLING, GENERAL & ADMINISTRATIVE EXPENSE	25,973	25,750
OPERATING INCOME	15,818	15,495
TOTAL INTEREST EXPENSE	831	831
OTHER NON-OPERATING INCOME/(EXPENSE), NET	332	333
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	15,319	14,997
INCOME TAXES ON CONTINUING OPERATIONS	3,392	3,299
NET EARNINGS FROM CONTINUING OPERATIONS	11,927	11,698
NET EARNINGS FROM DISCONTINUED OPERATIONS	-	229
NET EARNINGS	11,927	11,927
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	130	130
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	11,797	11,797

EFFECTIVE TAX RATE

BASIC NET EARNINGS PER COMMON SHARE (1):
EARNINGS FROM CONTINUING OPERATIONS	$4.12	$4.04
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$0.08
BASIC NET EARNINGS PER COMMON SHARE	$4.12	$4.12

DILUTED NET EARNINGS PER COMMON SHARE (1):
EARNINGS FROM CONTINUING OPERATIONS	$3.93	$3.85
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$0.08
DILUTED NET EARNINGS PER COMMON SHARE	$3.93	$3.93

DIVIDENDS PER COMMON SHARE	$1.9704	$1.9704
AVERAGE DILUTED SHARES OUTSTANDING	3,001.9	3,001.9

(1) Basic net earnings per share and diluted net earnings per share are calculated on net earnings attributable to Procter & Gamble

This 8-K is furnished pursuant to Item 7.01 “Regulation FD Disclosure”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY: /s/ Susan S. Whaley
Susan S. Whaley
Assistant Secretary
May 4, 2012